Exhibit 99.01

Mississippi Power	Table of Contents	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project		Monthly Status Report Through April 2013

Project Costs and Summary	1
Key Contracts Over $10M	2
Project Updates	3
Safety
Schedule
Permits and Approvals
Mississippi Economic Impact	4
Liberty Mine Summary	7

Mississippi Power	Project Costs and Summary	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project	Total Project	Monthly Status Report Through April 2013
Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through April 2013	Confirmed Cost %
Land	$32.0	$0.0	$31.4	98%
EPC	3,214.1	0.1	2,443.6	78%
Transmission	91.4	-0.0	85.2	93%
Fuel Facilities	130.0	-0.0	83.6	70%
Pre Commercial Operations	115.9	0.4	33.1	31%
Project Development	55.9	-0.0	55.1	94%
Start Up Fuel / Energy	10.2	0.0	0.0
DOE CCPI2 Funding	-250.3	0.0	-245.3
Ad Valorem	13.5	0.0	6.5	48%
Contingency	62.0	-0.5	0.0
Total Plant	3,474.7	-0.0	2,493.0
Deduction for Cap Exceptions (BC/FM/CIL)	-54.7	0.0	0.0
Total Plant Subject to Cost Cap (1)	$3,420.0	$0.0	$2,493.0	77%
(1) Management is currently reviewing additional cost pressures associated with inventory necessary to mitigate startup risk, startup energy costs, and other startup activities, as well as productivity. This review is expected to be completed in July 2013 and any related changes to specific cost categories would be reflected in the Monthly Status Report Through June 2013. On a preliminary basis, such cost pressures are currently estimated at a minimum of $34 million but may increase following completion of the review.

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through April 2013
Mine (details on p.7)	$244.6	$0.0	$196.1
CO2 Pipeline	132.0	-0.0	84.7
Regulatory and Other Asset Accounts	66.3	0.2	41.8
Project AFUDC - Non Mine	323.5	0.0	168.2
Process Development Allowance	46.5	0.0	4.3
Beneficial Capital	47.6	0.0	—
Force Majeure	2.7	0.0	—
Change in Law	4.5	0.0	—
Total Exemptions and Exceptions	$867.7	$0.2	$495.1

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap Total Exemptions and Exceptions	$3,420.0 867.7
Total Project Cost(2)	$4,287.7
(2) This amount has not been reduced for the Company's $540 million estimated loss on the plant costs in excess of the cost cap.

Major Items and Milestones Achieved
•The purchase of 2,968 acres for the plant site has been completed.

•	Earthwork has been completed at the water reservoir and lignite delivery facility areas. Concrete work is 97% complete. Underground piping is 98% complete.
Electrical duct bank installation 99% complete. Structural steel erection is 88% complete.

•	Construction is complete on the three 115kV line rebuild projects, and the East, West, and East - Vimville 230kV lines are complete and energized.
Construction is complete on seven substations, the mine service line, and the Sweatt-Sykes fiber line.

•
The treated effluent pipeline installation is 100% complete. The natural gas pipeline is 100% complete and natural gas was introduced in the pipeline on 03/12/13. The CO2 pipeline system installation is 99% complete; work continues at the mainline valves and meter stations.

•Steam turbine lube oil flushing started in February 2013 and was completed in March 2013.
•Long term contracts have been signed for the sale of CO2, sulfuric acid and ammonia.
•Subject to Commission approval and the completion of several milestones, SMEPA will have a 15% ownership interest in the Project.
Mississippi Economic Impact

•
Mississippi workforce contributed 1,914 construction jobs in April for the Project. A total of 435 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status
•Project is on schedule. 77% of the Plant costs have been confirmed.

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Mississippi Power	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project		Monthly Status Report Through April 2013
Table 4: Key Contracts over $10M

| (in millions of dollars) | Issue Initial Inquiry | Award Date | Current View | Variance from Previous Month |
|---|---|---|---|---|
| **Equipment and Material Contracts Over $10M** *(Represents 92% of total equipment and material contracts)* | Dates in BOLD are actual dates; others are forecast dates | | $1,567.2 | $0.1 |
| Steam Turbine Generator | Nov-07 | **Aug-08** | | |
| Gas Turbines | Dec-08 | **Aug-09** | | |
| Heat Recovery Steam Generators | Oct-09 | **Jun-10** | | |
| Syngas Coolers | Jan-10 | **May-10** | | |
| Transport Gasifiers | Jan-10 | **May-10** | | |
| Fluid Bed Dryers | Mar-10 | **Jul-10** | | |
| Air Compressors | Apr-10 | **Sep-10** | | |
| Nitrogen Generation System | Jun-10 | **Dec-10** | | |
| Particulate Control Device (PCD) Systems | Nov-10 | **Sep-11** | | |
| Generator Step-up Transformers | Jul-10 | **Jan-11** | | |
| Station Service Transformers | Jul-10 | **Dec-10** | | |
| Coal Dense Phase Conveyors | Sep-10 | **Nov-10** | | |
| Coal Lock Vessels | Aug-10 | **Jan-11** | | |
| Water Treatment System | Jul-10 | **Feb-11** | | |
| Structural Steel | Sep-10 | **Dec-10** | | |
| Heat Exchangers | Apr-10 | Multiple | | |
| Chemical Reactors | Jul-10 | Multiple | | |
| Vessels | Jun-10 | Multiple | | |
| Heat Exchangers | Jul-10 | Multiple | | |
| Compressors | Jun-10 | Multiple | | |
| Catalyst | Jul-10 | Multiple | | |
| Pumps | Jun-10 | Multiple | | |
| Drums | Jan-10 | Multiple | | |
| Unit Chillers | Jul-10 | Multiple | | |
| Construction Piping | Jun-10 | Multiple | | |
| Instrumentation & Controls | Oct-10 | Multiple | | |
| Electrical | Apr-11 | Multiple | | |
| Transmission Line Structures | May-11 | Multiple | | |
| **Construction Contracts Over $10M** *(Represents 99% of total construction contracts)* | Dates in BOLD are actual dates; others are forecast dates | | $1,196.4 | ($0.0) |
| Cut and Fill Excavation | Jul-10 | **Aug-10** | | |
| Underground | Nov-10 | **Jan-11** | | |
| Concrete | Nov-10 | **Jan-11** | | |
| Gasifier General Contractor | Apr-11 | **Jul-11** | | |
| Combined Cycle General Contractor | Oct-11 | **Dec-11** | | |
| Water Lateral | Jul-11 | **Sep-11** | | |
| Architectural Buildings | Feb-11 | Multiple | | |
| Cooling Tower | Feb-10 | **Sep-10** | | |
| Insulation | Jan-12 | **Jun-12** | | |
| Field Erected Tanks | Nov-10 | **Feb-11** | | |
| Water Storage Pond | Nov-11 | **Dec-11** | | |
| Gas Clean-up & By Products | Oct-11 | **Dec-11** | | |
| Turbine Generator | Nov-11 | **Dec-11** | | |
| HRSG Erection | Aug-11 | **Sep-11** | | |
| Piling | Sep-10 | **Dec-10** | | |
| Ash Storage | Nov-11 | **Dec-11** | | |
| **Total** | | | $2,763.6 | $0.1 |

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Mississippi Power	Project Updates	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project		Monthly Status Report Through April 2013

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Mississippi Power	Total Project	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project	Mississippi Economic Impact	Monthly Status Report Through April 2013

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

| Company Name | City | Type of Work | Company Name | City | Type of Work |
|---|---|---|---|---|---|
| 3point Technologies | Columbus | Professional Service | Chancellor Supply | Laurel | Material |
| 4 County Electric Power Association | Columbus | Construction | Chet's Paint & Body Shop | Meridian | Professional Services |
| AA Calibration Services | Yazoo City | Professional Service | Chevron Products | Moss Point | Equipment |
| A E Allen | Pass Christian | Construction | Chris Haynes Electric Supply | Jackson | Materials |
| A&B Electric | Meridian | Professional Services | Cintas Corporation | Jackson | Construction |
| ABF Freight | Jackson | Material | Cintas FAS | Jackson | Professional Services |
| ADCO Companies Ltd | Brandon | Equipment | City of Meridian | Meridian | Professional Services |
| AES Limited PC | Meridian | Construction | Cives Steel Co. | Rosedale | Material |
| Aggreko Cooling Tower Service | Ridgeland | Equipment | Collins and Null | Hattiesburg | Professional Services |
| Air Tool Supply | West Point | Material | Collinsville Hardware | Meridian | Material |
| Airgas South | Meridian | Construction | Commercial Interiors | Long Beach | Professional Services |
| AJA Management | Jackson | Professional Services | Comsouth | Meridian | Professional Services |
| Al Covington / Bill Oubre | Meridian | Construction | Consolidated Electrical Distributors Inc | Gulfport | Material |
| All Brand Foods | Hattiesburg | Professional Services | Consolidated Pipe & Supply Co | Pascagoula | Material |
| All Clean Janitorial | DeKalb | Professional Services | Contract Fabricators, Inc. | Holly Springs | Equipment |
| All Safe Technologies | Gulfport | Professional Services | Cornett Bolt & Screw | Gulfport | Material |
| All Star Printing | Columbus | Materials | CSS Document Solutions | Meridian | Professional Services |
| Almetek Industries Inc | Ridgeland | Material | CTC, Inc | Louisville | Material |
| American Controls | Amory | Material | D&E Construction Co Inc | Meridian | Construction |
| American Fire & Safety | Laurel | Professional Services | DACO LLC | Columbus | Professional Services |
| American Forest Management | Meridian | Professional Services | Daily Equipment Co Inc | Jackson | Construction |
| American Rental | Philadelphia | Construction | David L. Moon | Collinsville | Construction |
| American Supply Co Inc | Jackson | Material | Davidson Hauling & Constrction | Marion | Material |
| Appraisers Associated Ltd. | Meridian | Professional Services | Davis Trailer | Moselle | Construction |
| Aquaterra Engineering LLC | Madison | Professional Services | Deep South Services LLC | Hickory | Material |
| Argus Analytical | Jackson | Professional Services | Design Precast and Pipe | Gulfport | Construction |
| Asplundh Tree Expert Co | D'Iberville | Construction | Dickerson Petroleum | Kosciusko | Construction |
| B Clean | Laurel | Professional Services | Ditch Witch of Mississippi | Pearl | Construction |
| Balch & Bingham, LLP | Gulfport | Professional Services | Dixie Mat & Hardwood Co Inc | Sandy Hook | Material |
| Barnhart Crane & Rigging | Jackson | Construction | Douglas Inc. | Jackson | Professional Service |
| Bay Pest Control | Ocean Springs | Professional Services | Dowdle Gas Company | DeKalb | Construction |
| Bayou Management Inc | Columbus | Professional Services | Dr. David Lang, PhD | Starkville | Professional Services |
| Bellavilla Community Club | Bailey | Construction | DZ Atlantic | Moss Point | Equipment |
| Betty Luke | Bailey | Professional Services | E. Patrick Cassady & Associates Inc. | Gulfport | Professional Services |
| Bill Oakley Consulting Hydrologist, Inc. | Brandon | Professional Services | Earl Dudley Associated | Jackson | Construction |
| Bill's Trailer Sales | Ackerman | Materials | East Mississippi Electric Power Assoc. | Meridian | Construction |
| Black Brothers, Inc. | Ackerman | Construction | ECO Systems, Inc. | Jackson | Professional Services |
| Blackwell Shepards Locksmith | Meridian | Professional Services | Eddie J. Briggs, Attorney-at-law | Madison | Professional Services |
| Blaine's Trailer Rental & Sale | Richland | Construction | Educational Furniture & Equipment Co. | Meridian | Construction |
| BMI Environmental Services | Gulfport | Professional Services | Eley Guild Hardy Architects | Biloxi | Professional Services |
| Bonds of Love Ministries | DeKalb | Construction | Endom Welding & Trailer Repair | Ellisville | Construction |
| Broadmoor Home | Meridian | Construction | Engineering Plus | Meridian | Professional Services |
| Brown & Mitchell | Gulfport | Construction | Engineering Services | Jackson | Professional Services |
| Brunini | Jackson | Professional Services | Eutaw Construction | Aberdeen | Construction |
| Buckwalter Stadium Inc. | Meridian | Construction | F L Clayton Trust | Meridian | Construction |
| Burkhalter Rigging Inc | Columbus | Construction | Faison Office Products Co LLC | Gulfport | Construction |
| Burk's Aviation | Hattiesburg | Professional Services | Fastenal | Philadelphia | Material |
| Business Interiors | Jackson | Professional Services | FC&E Engineering LLC | Brandon | Professional Services |
| Can't Be Beat Fencing | Perkinston | Construction | Ferguson Enterprises | Jackson | Equipment |
| Carter Miller Associates | Meridian | Professional Services | Firestone | Meridian | Professional Services |
| Cavco, Inc | Bailey | Construction | Fish and Fisher | Jackson | Construction |
| Central Culvert & Pipe | Philadelphia | Materials | Fluid Process & Pumps | Florence | Material |
| Central Mississippi Communications | Kosciusko | Professional Services | Forest Services, Inc. | Pelahatchie | Professional Services |
| Central Office Supply | Kosciusko | Construction | Forestry Suppliers | Brandon | Construction |
| Central Pipe Supply Inc | Jackson | Material | Fraley Dozer Service | Collins | Construction |
| Chain Electric Co. | Hattiesburg | Construction | Fulton Line Service | Preston | Construction |

*continued on page 5*

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Mississippi Power	Total Project	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project	Mississippi Economic Impact	Monthly Status Report Through April 2013

Economic Impact *(continued from page 4)*

**Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)**

| Company Name | City | Type of Work | Company Name | City | Type of Work |
|---|---|---|---|---|---|
| G & O Supply Co. Inc. | Houston | Material | Lauderdale County Farm Supply | Meridian | Materials |
| Gary G. Williams, Appraisals | Flowood | Professional Services | Lawyers PLLC | Meridian | Professional Services |
| Genesis Telecommunications | Collinsville | Professional Services | Layne Christenson | Jackson | Construction |
| GEO Products | Madison | Material | LPK Architects | Meridian | Professional Services |
| George's Auto Parts | Meridian | Construction | Luke Printing Company | Meridian | Professional Services |
| Geotechnical Engineering Assoc. | Ridgeland | Professional Services | Lyle Machinery Company | Jackson | Equipment |
| Gipson Steel Inc | Meridian | Construction | M G Dyess Inc | Bassfield | Construction |
| Glenn Hollingsworth Enterprise LLC | Hickory | Construction | M&M Holdings | Kilmichael | Materials |
| Glenn Machine Works | Columbus | Construction | Magnolia Steel Co, Inc. | Meridian | Professional Services |
| Glover Young Walton & Simmons, PLLC | Meridian | Professional Services | Mailroom Consultants | Jackson | Professional Services |
| Godwin Group | Jackson | Professional Services | Malouf | Greenwood | Construction |
| Goforth Forest Management, Inc. | Meridian | Professional Services | Mar-Com Comm, Inc. | Decatur | Construction |
| Greenway Construction | Wiggins | Construction | Marion Water Department | Marion | Construction |
| Gulf Coast Fence | Pascagoula | Construction | Mars Manufactured Homes | Meridian | Construction |
| Gulf Office Systems Inc | Saucier | Professional Services | Martin Supply (MISCO) | Saltillo | Materials |
| Gulf Sales & Supply | Pascagoula | Construction | Martin Truck & Tractor | Columbus | Construction |
| Gulf South Survey & Environmental | Biloxi | Professional Services | Marvin's | Meridian | Material |
| H & H Construction | Greenwood | Construction | Mary Joyce Angero | Meridian | Construction |
| H & P Leasing, Inc. | Flowood | Construction | McElroy Plumbing & Heating | Meridian | Construction |
| Hampton & Associates Law Office | DeKalb | Professional Services | Medical Foundation (Rush Hospital) | Meridian | Professional Services |
| Hanson | Gulfport | Construction | MEI Electical Inc | Philadelphia | Construction |
| Hargrove Engineers Constructors | Pascagoula | Professional Services | Melvin Chaney Jr Real Estate Appraiser | Madison | Professional Services |
| Havard Pest Controls | Hattiesburg | Professional Services | Mercury Aviation Inc | Flowood | Professional Services |
| HD Supply Waterworks LTD | Pearl | Material | Meridian Community College | Meridian | Professional Services |
| Heartland Pump Rental & Sales Inc | Horn Lake | Construction | Meridian Tire & Brake | Meridian | Professional Services |
| Heblon Heating & Air Conditioning | Meridian | Construction | Micro Methods Laboratory Inc | Ocean Springs | Professional Services |
| Hemphill Construction | Florence | Construction | Mid South Welding | Meridian | Construction |
| Henderson Steel Corp | Marion | Construction | Mikropul | Iuka | Equipment |
| Herring Gas Co Inc. | Philadelphia | Construction | Miller Enterprises | Hattiesburg | Construction |
| HJM Forest Resource Management | DeKalb | Professional Services | MillerCo Inc. | Gulfport | Construction |
| Holliday Construction | Poplarville | Construction | Milton's A/C Service | DeKalb | Construction |
| Holloway Termite & Pest Services | Meridian | Professional Services | Mississippi Beverage Water, LLC | Meridian | Construction |
| Hooper Electronics | Pascagoula | Material | Mississippi Department of Transportation | Jackson | Construction |
| Howard Industries | Laurel | Equipment | Mississippi State University | Starkville | Professional Services |
| HRD Safety | Jackson | Material | Missouth Vital Records | Meridian | Professional Services |
| Hughes Brothers Inc | Jackson | Material | Mitchell Sign, Inc. | Meridian | Professional Services |
| Ice Plant | Meridian | Construction | MMC Material | Meridian | Construction |
| Industrial Steel Corp. | Jackson | Construction | Modular Space Corp | Jackson | Construction |
| J & J Contractors | Collinsville | Professional Services | Motion Industries | Meridian | Materials |
| J W Lee Company, Inc | Gulfport | Equipment | MSC Industrial | Meridian | Materials |
| Jackson Bolt & Screw | Jackson | Material | Neel Schaffer | Jackson | Professional Services |
| James Self Inc dba JSI Communication | Pearl | Material | Nehring | Ridgeland | Material |
| JH Haynes Electric Co Inc | Gulfport | Professional Services | Newell Paper Company | Meridian | Materials |
| Joe McGee Construction | Lake | Construction | NGK Locke Inc | Ridgeland | Material |
| John B. Stewart Real Estate Appraiser | Canton | Professional Services | NL Carson | Carthage | Construction |
| John C Stennis Memorial Hospital | DeKalb | Professional Services | North Mississippi Medical Center | Eupora | Professional Services |
| John's Welding | Meridian | Professional Services | Northwest Kemper Water Association | Preston | Construction |
| Johnson Surveying | Collinsville | Professional Services | Office Furniture Jackson CIN | Ridgeland | Construction |
| K. C. Garbage & Solid Waste | DeKalb | Construction | ORR Safety Corp | Jackson | Material |
| Kelly Services | Gulfport | Professional Services | Pac Services | Biloxi | Professional Services |
| Kemper Construction Supply | DeKalb | Material | Pearson Services | Louisville | Construction |
| Kemper County Messenger | DeKalb | Professional Services | Perfect Touch Contractors LLC | DeKalb | Construction |
| Kemper Electric Supply | DeKalb | Material | Perma R Products | Grenada | Material |
| Knesal Engineering Services, Inc. | Gulfport | Professional Services | Peterbilt Truck Center | Jackson | Construction |
| Knowles Material Co | Jackson | Material | Pettigrew Forestry Consultants | Kiln | Professional Services |
| L & M Carpet Cleaning | Meridian | Professional Services | Pickering & Associates | Jackson | Professional Services |

*continued on page 6*

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Mississippi Power	Total Project	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project	Mississippi Economic Impact	Monthly Status Report Through April 2013

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

| Company Name | City | Type of Work | Company Name | City | Type of Work |
|---|---|---|---|---|---|
| Plan House Printing and Graphics | Tupelo | Professional Services | System Scale | Jackson | Equipment |
| Powell Transportation | Columbia | Material | T K Stanley | Waynesboro | Material |
| Preformed Line Products Co | Ridgeland | Material | Taylor Machine Works | Louisville | Construction |
| Print Plus | Meridian | Professional Services | Terracon Consultants | Madison | Professional Services |
| Pritchard Engineering | Starkville | Professional Services | The 1869 Group LLC | Jackson | Construction |
| Procall Services | Biloxi | Professional Services | The Bolt Co dba Henderson Bolt | Meridian | Material |
| Pro Turf, Inc. | Winona | Construction | The McGinnis Lumber Company | Meridian | Material |
| Progressive Pipeline | Meridian | Construction | The Service Company of Mississippi | Meridian | Professional Services |
| ProModular | Jackson | Construction | Thomas Refrigeration | Meridian | Professional Services |
| Provine Helicopter Service, Inc. | Greenwood | Professional Services | Threaded Fasteners | Gulfport | Material |
| Puckett Machinery Co | Jackson | Construction | Tice Engineering | Wiggins | Professional Services |
| Puckett Rents Inc | Jackson | Construction | Tim Parker Construction | Soso | Construction |
| Quality Welding & Fabrication | Columbia | Equipment | Timber Craft, Inc. | DeKalb | Professional Services |
| Ralph L. Morgan | Meridian | Material | Tolbert Chevrolet | Philadelphia | Construction |
| Richard R. Hite Appraisal, LLC | Canton | Professional Services | Tooney's Tire Center | DeKalb | Professional Services |
| Robert's Sewing Machine Parts | Meridian | Professional Services | Town of DeKalb | DeKalb | Construction |
| Robinson Electric Supply Co Ind | Meridian | Material | Town of Marion | Marion | Construction |
| Rush Care | Meridian | Professional Services | Tri-State Consulting Services | Philadelphia | Professional Services |
| Ryan Motors Inc | Hattiesburg | Construction | Trucker's Supply | Meridian | Construction |
| S&S Welding | Ellisville | Professional Services | TST&E, LLC | Carriere | Construction |
| Sam Oswalt & Son, Inc. | Starkville | Construction | Underwood Sales Inc | Ovett | Construction |
| Sanders Air & Heat | Meridian | Professional Services | United Fence | Meridian | Construction |
| Sanders Gas | Meridian | Construction | United Rentals N.A. (formally RSC Eqmt) | Meridian | Construction |
| Sequel Electrical Supply | Meridian | Material | Vice Brothers Unlimited | Moss Point | Material |
| Service Master | Marion | Professional Services | Vice Construction Co. | Moss Point | Construction |
| Sherwin Williams | Meridian | Material | Vick's Paint & Body Shop | DeKab | Professional Services |
| Sign's Plus of Meridian | Meridian | Construction | Volvo Rents | Hattiesburg | Construction |
| Singley Construction Co | Columbia | Construction | Vulcan | Laurel | Material |
| Sirmon & Associates | Pelahatchie | Professional Services | W G Yates & Sons Construction | Biloxi | Construction |
| Slay Steel Inc | Meridian | Material | W.L. Cook | Bailey | Professional Services |
| South Mississippi Hydroseeding | Wiggins | Construction | Walker Audio | Biloxi | Professional Services |
| Southern Business Supply | Meridian | Construction | Walley Forestry | Ellisville | Professional Services |
| Southern Chevrolet | DeKalb | Construction | Waste Management | Tupelo & Meridian | Professional Services |
| Southern Colonel Homes Inc | Hattiesburg | Construction | Waste Pro of MS | Meridian | Professional Services |
| Southern Natural Resources, Inc. | Stewart | Professional Services | Waters International | Meridian | Material |
| Southern Pine Electric | Taylorsville | Equipment | Waters Truck & Tractor | Kosciusko | Construction |
| Southern Pipe & Supply Co Inc | Gulfport | Material | Waterstone Business Strategies | Brandon | Professional Services |
| Southern Surveyors Group LLC | Gulfport | Professional Services | Wilkerson Construction | DeKalb | Construction |
| Southern Tire Mart | Meridian | Construction | William Clay | DeKalb | Construction |
| Southern Waste Disposal | Meridian | Construction | Woodall Electric Inc | Meridian | Professional Services |
| SPCS Inc | Gulfport | Professional Services | Yard Services | Meridian | Professional Services |
| Specialty Fencing | Meridian | Construction | | | |
| Starkville Computers | Starkville | Construction | | | |
| Stevie Holiday | DeKalb | Professional Services | | | |
| Strickland Companies | Columbus | Construction | | | |
| Structural Steel Services | Meridian | Material | | | |
| Stuart C. Irby Co. | Meridian/Jackson | Material | | | |
| Sturgis Mat | Ackerman | Material | | | |
| Sudden Service | Louisville | Construction | | | |
| Sunbelt Insulation | Lucedale | Material | | | |
| Sutton Lumber | Meridian | Material | | | |
| Suzy Q Monogramming Screenprinting | Philadelphia | Construction | | | |

| | |
|---|---|
| Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars) | **$788** |
| Total Mississippi Spend through April 2013 - Tier 1 and Tier 2 (in millions of dollars) | **$715** |

| **Mississippi Workforce** | **Plant** | **Mine** | **Total** |
|---|---|---|---|
| **Construction Jobs** | **1,800** | **114** | **1,914** |
| **Plant/Mine Jobs** | **68** | **79** | **147** |

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Mississippi Power	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014
Kemper County IGCC Project		Monthly Status Report Through April 2013

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